Exhibit 99.1

NeuLion Announces Series A Convertible Preferred Shares Private Placement

PLAINVIEW, NY--(Marketwire - 05/31/10) - NeuLion, Inc. (TSX:NLN - News) (the "Company"), an end-to-end IPTV service provider of live and on-demand sports, international and variety programming over the Internet, today announced that on May 28, 2010 it executed a non-binding term sheet in connection with a potential private placement, with a company controlled by one of its directors, of US$10 million of Series A Convertible Preferred Shares (the "Preferred Shares"). The Preferred Shares are priced at CDN$0.60 per share, a 28% premium over CDN$0.47, which was the price of the Company's Common Shares at the close of business on May 28, 2010. The Preferred Shares carry an eight percent dividend over five years and bear certain rights, preferences, privileges and restrictions. The proceeds of the private placement will be used for general working capital purposes.

The closing of the private placement is subject to completion of due diligence, execution of definitive documentation, the approval of the Company's shareholders and the Toronto Stock Exchange, and other customary closing conditions.

The offer and sale of these securities have not been registered under the Securities Act of 1933, as amended, and these securities may not be offered or sold in the United States absent registration under such act and applicable state securities laws or an applicable exemption from those registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About NeuLion
Based in Plainview, NY, Sanford, Florida and Toronto, Ontario, NeuLion (TSX:NLN - News) works with content partners to develop end-to-end solutions for multimedia IPTV services. The NeuLion IPTV Platform encodes, delivers, stores and manages an unlimited range of multimedia content and the Operational Support System (OSS) maintains all billing and customer support services. Content partners are responsible for content aggregation and the sales and marketing for the individual IPTV service. The Company ranks as a world leader in customer/partner relationships with sports, international and specialty television content partners including, in sports, the NHL, the NFL, NCAA Division I schools and conferences and, in respect to international and specialty television aggregators and networks, KyLinTV (Chinese), ABS-CBN (Filipino), Talfazat and Talfazat-ART (Arabic), TV-Desi (South Asian) and Sky Angel (Christian). Customer/partner content can be viewed by way of the Internet on PCs and mobile devices and on the television through the Company's IPTV set top box.

Forward-Looking Statements
Certain statements herein are forward-looking statements and represent NeuLion's current intentions in respect of future activities. These statements, in addressing future events and conditions, involve inherent risks and uncertainties. Forward-looking statements can be identified by the use of the words "will," "expect," "seek," "anticipate," "believe," "plan," "estimate," "expect," and "intend" and statements that an event or result "may," "will," "can," "should," "could," or "might" occur or be achieved and other similar expressions. Forward-looking statements involve significant risk, uncertainties and assumptions. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Although the forward-looking statements contained in this release are based upon what management believes to be reasonable assumptions, the Company cannot assure readers that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this release and the Company assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law. Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including: the inability of the Company to consummate the transaction on the proposed terms or at all; general economic and market segment conditions; competitor activity; product capability and acceptance rates; technology changes; and international risk and currency exchange. A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the Company's most recent annual MD&A filed on www.sedar.com as well as in the "Risk Factors" section of the Company's most recent annual report on Form 10-K filed on www.sedar.com and available on www.sec.gov.

Contact:

NeuLion Press Contact:
Jennifer Powalski
Phone: 516-622-8334
Email: jennifer.powalski@neulion.com

NeuLion Investor Relations Contact:
G. Scott Paterson
Phone: 416-368-6464
Email: scott.paterson@neulion.com